UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2006 (February 21, 2006)

SKYSTAR BIO-PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in Charter)

Nevada	000-28153	33-0901534
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China

(Address of Principal Executive Offices)

(407) 645-4433

 (Issuer Telephone Number)

THE CYBER GROUP NETWORK CORPORATION

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Skystar Bio-Pharmaceutical Company (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Explanatory Note:

The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2006 (the “Form 8-K”) to include the letter received from GC Alliance Limited as to whether it agrees with the statements made by the Registrant regarding GC Alliance Limited in that Form 8-K. In the interest of clarity, this amended report amends and restates in its entirety that previously filed Form 8-K.

Item 4.01. Change in Registrant’s Certifying Accountant

Effective February 21, 2006, GC Alliance Limited (“GC Alliance”) was dismissed as Skystar Bio-Pharmaceutical Company’s (the “Registrant”) principal accountant engaged to audit the Registrant’s financial statements. GC Alliance Limited did not audit or review any of the Registrant’s financial statements. Prior to their dismissal, there were no disagreements with GC Alliance on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GC Alliance would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

The Registrant had requested GC Alliance to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant. This Amendment to the Current Report on Form 8-K previously filed with the SEC on February 27, 2006 is being filed to include the copy of such letter that was received from GC Alliance. The letter is attached as Exhibit 16.1 to this Form 8-K/A.

Effective on February 21, 2006, the Registrant engaged Moore Stephens Wurth Frazer & Torbet LLP (“Moore Stephens”), whose address is 1199 South Fairway Drive, 2nd Floor, Walnut, California 91789, was engaged to serve as the Registrant's new independent accountant to audit the Registrant's financial statements. The decision to retain this accountant was approved by the Company’s Board of Directors.

Prior to engaging Moore Stephens, the Registrant had not consulted Moore Stephens regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with Moore Stephens regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The Board of Directors of Registrant approved the change in accountants described herein on February 21, 2006.

2

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from GC Alliance Limited dated February 28, 2006.

[Signatures Page Follows]

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2006	Skystar Bio-Pharmaceutical Company (Registrant)

	By:	/s/ Weibing Lu
Weibing Lu
Chief Executive Officer

4